UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 19, 2003

Hughes Electronics Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-26035 (Commission File Number)	52-1106564 (I.R.S. Employer Identification No.)

2250 East Imperial Highway El Segundo, California (Address of Principal Executive offices)		90245 (Zip Code)

(310) 964-0808

(Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if changed Since Last Report)

Item 5.	Other Events

On December 19, 2003, Hughes Electronics Corporation, General Motors Corporation and The News Corporation Limited announced that they have received regulatory clearances from the U.S. Federal Communications Commission and the U.S. Department of Justice, which enable the split-off of Hughes from GM and the acquisition by News Corp. of 34% of the outstanding common stock of Hughes. A copy of the press release relating to the announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit No.	Exhibit

99.1	Press Release, dated December 19, 2003.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUGHES ELECTRONICS CORPORATION

Date: December 22, 2003	By:	/s/ Larry D. Hunter
Name: Larry D. Hunter
Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release, dated December 19, 2003.